This is filed pursuant to Rule 497(c).
File Nos. 33-85850 and 811-8838

[LOGO]                            ALLIANCE MONEY MARKET FUND
_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         March 27, 2000
_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated March 27, 2000. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.


                        TABLE OF CONTENTS

                                                             PAGE

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

PURCHASE AND REDEMPTION OF SHARES

DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

TAXES

GENERAL INFORMATION

FINANCIAL STATEMENTS

APPENDIX A -- DESCRIPTION OF MUNICIPAL SECURITIES

APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS


__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

    The Alliance Money Market Fund (the "Fund") is an open-end management investment company. The Fund consists of seven distinct portfolios, the Prime Portfolio, the Government Portfolio, the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio, the California Municipal Portfolio and the General Municipal Portfolio. Three of the portfolios, the Prime Portfolio, Government Portfolio and General Municipal Portfolio (hereinafter sometimes referred to as a "Portfolio" or the "Portfolios"), are presently being offered by the Fund.

    The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio). As is true with all investment companies, there can be no assurance that the Fund's objective will be achieved. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The General Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to taxable investments described below). While no Portfolio may change this policy or its other fundamental investment policies (described below) without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. Normally, substantially all of the General Municipal Portfolio's income will be tax-exempt as described below. There can be no assurance that any Portfolio's objectives will be achieved.

    Each Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth on page 3.

    PRIME AND GOVERNMENT PORTFOLIOS. The investment objectives of each of the Prime Portfolio and the Government Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    GENERAL MUNICIPAL PORTFOLIO. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

POLICIES APPLICABLE TO EACH PORTFOLIO

    RULE 2A-7 UNDER THE 1940 ACT. The Fund will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Currently, pursuant to Rule 2a-7, a Portfolio may invest only in U.S. dollar-denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from an NRSRO.

    Under Rule 2a-7 the Prime Portfolio, the General Municipal Portfolio and the Government Portfolio may not invest more than five percent of their respective assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Prime Portfolio and the Government Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof either the Prime Portfolio or the Government

Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or
(B) five percent of its total assets in second tier securities (the "second tier security restriction"). The second tier security restriction applies to the General Municipal Portfolio with respect to its investment in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer revenues from a non-municipal project.

    ILLIQUID SECURITIES. A Portfolio will not maintain more than 10% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees and (b) repurchase agreements not terminable within seven days. As to illiquid securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

    RESTRICTED SECURITIES. A Portfolio may also purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of such Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

    The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

    Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

    INVESTMENTS ISSUED BY FOREIGN BRANCHES OF FOREIGN BANKS.
Each Portfolio may invest up to 25% of its total assets in instruments issued by foreign branches of foreign banks. The

Prime Portfolio may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and prime quality dollar-denominated commercial paper issued by foreign companies. To the extent that the Prime Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

    FUNDAMENTAL POLICIES. Each Portfolio's investment objective may not be changed without the affirmative vote of a majority of the Portfolio's outstanding shares as defined below. Except as otherwise provided, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Trustees of the Portfolio without a shareholder vote. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

SPECIAL CONSIDERATIONS OF GENERAL MUNICIPAL PORTFOLIO

    MUNICIPAL SECURITIES. The term "municipal securities," as used in reference to the General Municipal Portfolio in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the General Municipal Portfolio invests are limited to those obligations which at the time of purchase:

    1.   are backed by the full faith and credit of the United
States Government; or

    2. are municipal notes rated MIG-1/VMIG-1 or MIG- 2/VMIG-2 by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

    3. are municipal bonds rated Aa or higher by Moody's, AA or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

    4. are other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

    The General Municipal Portfolio will not invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

    ALTERNATIVE MINIMUM TAX. The General Municipal Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

    Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

    To further enhance the quality and liquidity of the securities in which the Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The General Municipal Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

    TAXABLE SECURITIES. Although the General Municipal Portfolio is, and expects to be, largely invested in municipal securities, the Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities not exceeding 397 days at the time of the Portfolio's investment, and the Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by the Portfolio may include those described below:

    1. marketable obligations of, or obligations guaranteed by, the United States Government, its agencies or instrumentalities;
or

    2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit
Insurance Corporation;

    3. commercial paper, including funding agreements, of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, or Aa or higher by Moody's (see Appendix B for a description of these ratings); or

    4.   repurchase agreements.

    MUNICIPAL SECURITIES GENERALLY. Municipal securities historically have not been subject to registration with the Commission. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

OTHER INVESTMENT PRACTICES

    ASSET-BACKED SECURITIES. Each Portfolio may invest in rated, if required by Rule 2a-7, asset-backed securities that meet its existing diversification, quality and maturity criteria. The Portfolios may invest in unrated asset-backed securities whose assets consist of obligations of one or more municipal issuers. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however each Portfolio is required to treat any obligor whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

    ADJUSTABLE RATE OBLIGATIONS. The interest rate payable on certain securities in which a Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. Adjustable rate demand obligations are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Investments may also be made in adjustable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a fund, as lender, and the borrower.
Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market or these obligations, although they are redeemable at face value, plus accrued interest.
Accordingly, when these obligations are not secured by letter of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. The main benefit of an adjustable rate security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximately equal to the full principal amount. The payment of principal and interest by issuers of certain securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees may be considered in determining whether a security meets a Portfolio's investment quality requirements.

    Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolios follow Rule 2a-7 with respect to its investments in adjustable rate instruments supported by letters of credit and participation interests. Such Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

    STANDBY COMMITMENTS. A Portfolio may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Portfolio's policy is to enter into standby commitment transactions only with securities dealers which are determined to present minimal credit risks.

    The acquisition of a standby commitment does not affect the valuation or maturity of the underlying securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities. Stand-by commitments are not expected to comprise more than 5% of any Portfolio's net assets.

    WHEN-ISSUED SECURITIES. Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid assets, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

    GENERAL. Yields on debt securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

    REPURCHASE AGREEMENTS. Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral.

Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, determined to be creditworthy by the Adviser. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, if the obligation of the seller to repurchase the securities from the money market fund is collateralized fully. Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

    REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio currently intends to enter into such agreements.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

    Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

    Each Portfolio:

    1. May not, in the case of the Prime Portfolio, invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 2 and 3 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

    2. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of their total assets the Prime Portfolio may invest without regard to such limitation and the General Municipal Portfolio may invest not more than 10% of its total assets in the securities of any one
issuer.*   For purposes of such 5% and 10% limitations, the
issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

    3. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    4. May not, in the cases of the Prime Portfolio and the Government Portfolio, borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% (10% in the case of the Government Portfolio) of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur. Such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

____________________
*As a matter of operating policy, pursuant to Rule 2a-7 each of the Prime Portfolio and General Municipal Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% (subject, with respect to the General Municipal Portfolio, to investing no more than 10% per issuer) of its total assets in the first tier securities of a single issuer for a period of up to three business days (subject to the 10% restriction stated herein with respect to the General Municipal Portfolio). Fundamental policy number (2) would give a Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

    5. May not, in the cases of the Prime Portfolio and the Government Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 4. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 15% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

    6. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

    7. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular issuer** if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such issuer; or

    8. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;
(d) purchase securities on margin, or maintain more than 10% of its net assets in illiquid securities (which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act), however, a Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act; (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) purchase or retain securities of any issuer if those officers and Trustees of the Fund and officers and directors of the Adviser who own
____________________
**Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (g) act as an underwriter of securities.

    In addition, the General Municipal Portfolio may not invest more than 25% of its total assets in municipal securities
(a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

ORGANIZATION

    Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. Each Portfolio's activities are supervised by the Trustees of the Fund. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

    Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal law. Shareholders have available certain procedures for the removal of Trustees.

TRUSTEES AND OFFICERS

    The Trustees and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Certain of the Trustees and officers also may be a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105.

TRUSTEES

    RONALD M. WHITEHILL,*** 61, President, is a Senior Vice President of ACMC**** and President of Alliance Cash Management Services with which he has been associated since prior to 1995.
____________________
***Interested person of the Fund as defined in the 1940 Act.

****For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the

    JOHN D. CARIFA,*** 55, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC with which he has been associated since prior to 1995.

    RICHARD S. BORISOFF,*** 54, is a member of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison with which he has been associated with since prior to 1995. He is a Director of Stanley and Elsie Roth Foundation (charitable foundation) and BAR Assurance and Reinsurance Limited (insurance company). His address is 1285 Avenue of the Americas, New York, NY 10019.

    JEFFREY M. COLE, 53, is a member of the law firm of Baer Marks & Upham with which he has been associated since prior to 1995. He is an Adjunct Professor of Law at New York University School of Law. His address is 805 Third Avenue, New York, New York 10022.

    RICHARD J. DALY, 46, is Group Co-President of ADP Financial
Information Services, Inc. and Corporate Vice President of
Automatic Data Processing, Inc. with which he has been associated since prior to 1995. His address is 51 Mercedes Way, Edgewood,
New York 11717.

    WILLIAM H. FOULK, JR., 67, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1995. His address is 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut 06830.

    ARTHUR S. KRANSELER, 65, is currently an independent management consultant. He was formerly Corporate Vice-President of Corporate Development for Automatic Data Processing, Inc. (information services data processing) with which he had been associated since prior to 1995. His address is 3407 South Ocean Boulevard, Suite 5-C, Highland Beach, Florida 33487.

    ROBERT A. LEWIS, 46, is a member of the law firm McCutchen, Doyle, Brown & Enersen with which he has been associated since prior to 1995. His address is Three Embarcadero Center, Suite
2800, San Francisco, California 94111.

    CLIFFORD L. MICHEL, 60, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1995. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.
____________________

    sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

    WILLIAM L. RHOADS III, 71, is a financial consultant. Previously, he was Chairman, Trust and Investment Committee, J.P. Morgan Delaware (banking) and President and Chief Executive Officer of C.F. Kettering, Inc. (holding company). Currently, President and Director of TRP Finance, Inc., Vice Chairman and Director of ADP Atlantic, Inc. and Affiliates and a Director of ADP Insurance Company, Ltd. His address is 1009 Barley Drive, Wilmington, Delaware.

    RICHARD R. STUMM, 41, is Vice President of Automatic Data
Processing/Financial Information Services Division with which he has been associated since prior to 1995. His address is 2
Journal Square Plaza, Jersey City, NJ 07306.

OFFICERS

    JOHN R. BONCZEK, 40, Senior Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1995.

    KATHLEEN A. CORBET, 40, Senior Vice President, is an
Executive Vice President of ACMC since prior to 1995.

    PATRICIA ITTNER, 48, Senior Vice President, is a Vice
President of ACMC with which she has been associated since prior to 1995.

    ROBERT I. KURZWEIL, 49, Senior Vice President, has been a
Vice President of ACMC with which he has been associated since prior to 1995.

    RAYMOND J. PAPERA, 44, Senior Vice President, is a Senior
Vice President of ACMC with which he has been associated since prior to 1995.


    KENNETH T. CARTY, 39, Vice President, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1995.

    JOHN F. CHIODI, 33, Vice President, is a Vice President of
ACMC with which he has been associated since prior to 1995.

DORIS T. CILIBERTI, 36, Vice President, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1995.

    LINDA D. KELLEY, 39, Vice President, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1995.

    EDMUND P. BERGAN, Jr., 49, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1995.

    MARK D. GERSTEN, 49, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS with which he has been associated since prior to 1995.

    VINCENT S. NOTO, 35, Controller and Chief Accounting Officer, is a Vice President of AFS with which he has been associated since prior to 1995.

    The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are "affiliated persons" of the Adviser. The aggregate compensation to be paid by the Fund to each of the Trustees during its current fiscal year ending November 30, 1999 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Trustees during calendar year 1999 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in The Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                               Total Number
                                                Total Number   of Investment
                                                of Funds in    Portfolios
                                                the Alliance   Within the
                                                Fund Complex,  Funds,
                                 Compensation   Including the  Including
                                 from the       Fund, as to    the Fund,
                   Aggregate     Alliance Fund  which the      as to which
                   Compensation  Complex,       Trustee is a   the Trustee
Name of Trustee    from the      Including the  Director or    is a Director
of the Fund        Fund          Fund           Trustee        or Trustee
________________   ____________  _____________  _____________  ______________

John D. Carifa        $-0-       $-0-               50             103
Richard S. Borisoff   $3,000     $3,000             1              3
Jeffrey M. Cole       $3,000     $3,000             1              3
Richard J. Daly       $-0-       $-0 -              1              3
William H. Foulk, Jr. $3,500     $246,413           45             98
Arthur S. Kranseler   $3,500     $3,500             1              3
Robert A. Lewis       $3,000     $3,000             1              3
Clifford L. Michel    $3,500     $183,388           39             83
William L. Rhoads III $3,500     $3,500             1              3
Richard R. Stumm      $-0-       $-0-               1              3
Ronald M. Whitehill   $-0-       $-0-               1              3

    As of March 13, 2000, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

    Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Trustees (see "Management of the Portfolios" in the Prospectus).

    The Adviser is a leading international adviser managing client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by the Adviser, comprising 119 separate investment portfolios, currently have approximately 5 million shareholder accounts.

    Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital Management Holding L.P. ("Alliance Holding") owns an aproximately 41.9% partnership interest in the Adviser.***** Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

    Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities.

    Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the average daily net assets of each Portfolio. The fee is accrued daily and paid monthly. For the fiscal year ended November 30, 1999, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $3,364,975, $93,521 and $82,784, respectively. For the fiscal year ended November 30, 1998, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $14,714,715, $503,374 and $475,957, respectively. For the year ended November 30, 1997, the Adviser received from the Prime, Government and General
____________________
*****Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

Municipal Portfolios, net advisory fees of $14,448,704, $306,154 and $443,791, respectively. The Adviser may waive a portion of its advisory fees payable from one or more of the Portfolios.
The Adviser has undertaken to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for the fiscal year unless the Advisor provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the undertaking. For the year ended November 30, 1999, the Adviser reimbursed the Prime, Government and General Municipal Portfolios $931,743, $200,052 and $207,460, respectively. For the year ended November 30, 1998, the Adviser reimbursed the Prime, Government and General and General Municipal Portfolios $1,000,900, $137,643 and $186,744, respectively. For the year ended November 30, 1997, the Adviser reimbursed the Prime, Government and General and General Municipal Portfolios $923,957, $255,475 and $247,578, respectively. In accordance with the Distribution Services Agreement described below, each Portfolio of the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Portfolio. Each Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. Each Portfolio pays all other expenses incurred in its operations, including the Adviser's fees; the Administration fees (as described below); custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated persons; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to each Portfolio by the Adviser under the Advisory Agreement, each Portfolio may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done the services may be provided to each Portfolio at cost, as applicable, and the payments therefore must be specifically approved in advance by the Fund's Trustees.

    The Advisory Agreement became effective on March 16, 1995. Continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on February 16, 2000. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of each Portfolio or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of each Portfolio; and it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of March 16, 1995 (the "Administration Agreement"), ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator provides certain administrative and shareholder accounting services, consisting primarily of remote processing services through its proprietary shareholder accounting system. ADP does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of the Fund's shares.

    Under the Administration Agreement, ADP may render similar administrative services to others. The Administration Agreement is terminable without penalty by the Fund on behalf of each Portfolio on 60 days' written notice to ADP (which notice may be waived by ADP) or by ADP on 60 days' written notice to the Fund (which notice may be waived by the Fund). The Administration Agreement also provides that ADP shall not be liable for any error of judgment or mistake of law, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties under the Administration Agreement.

    The Administration Agreement provides that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to a Portfolio imposed by the securities laws or regulations thereunder of any Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, ADP shall reduce its administration fee (which fee is described below). The amount of any such reduction to be borne by ADP shall be deducted from the monthly administration fee otherwise payable to ADP during such fiscal year; and if such amounts should exceed the monthly fee, shall pay to each Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by ADP pursuant to the Administration Agreement, ADP receives from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of each of the Portfolio's average daily net assets. ADP may voluntarily waive a portion of the fees payable to it with respect to each Portfolio under the Administration Agreement. For the fiscal year ended November 30, 1999, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $401,275, $27,473 and $22,025, respectively. For such period, ADP waived its fee in the amount of $28,396, $1,884 and $6,999, respectively, for the Prime, Government and General Municipal Portfolios. For the year ended November 30, 1998, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $629,699, $25,539 and $26,475, respectively. For such period, ADP waived its fee in the amount of $941,863, $38,562 and $39,794, respectively, for the Prime, Government and General Municipal Portfolios. For the fiscal year ended November 30, 1997, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $693,127, $25,324 and $31,551, respectively. For such period, ADP waived its fee in the amount of $844,140, $30,838 and $37,587, respectively, for the Prime, Government and General Municipal Portfolios. ADP pays the fees and expenses of the Trustees who are affiliated with ADP.

DISTRIBUTION SERVICES AGREEMENT

    Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund, on behalf of the Portfolios, has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, each Portfolio pays to the Distributor a Rule 12b-1 distribution services fee, which may not exceed an annual rate of
 .45% of each Portfolio's aggregate average daily net assets. In addition, under the Agreement the Adviser may make payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by each Portfolio.

    Payments under the Agreement are used in their entirety for
(i) payments to broker-dealers and other financial intermediaries, including Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and
(ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit each Portfolio and its shareholders. For the year ended November 30, 1999, the Prime Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $3,867,047 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $1,185,928. Of the $5,052,975 paid by the Adviser and the Portfolio under the Agreement, $344,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $4,708,975 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1999, the Government Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $264,216 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $77,291. Of the $341,507 paid by the Adviser and the Portfolio under the Agreement, $21,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $320,507 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1999, the General Municipal Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $261,220 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $73,373. Of the $334,593 paid by the Adviser and the Portfolio under the Agreement, $40,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $294,593 was paid to broker-dealers and other financial intermediaries for distribution assistance.

    The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding each Portfolio. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

    The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office.

    The Agreement became effective on March 16, 1995.
Continuance of the Agreement for an additional annual term was approved by the vote, case in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on February 16, 2000.

    The Agreement may be continued annually if approved by a majority vote of the Trustees who neither are interested persons of the Fund or a Portfolio nor have any direct or indirect financial interest in the Agreement or in any related agreement, case in persons at a meeting called for that purpose.

    All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which a Portfolio may bear pursuant to the shares of the Portfolio. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of a Portfolio or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of a Portfolio, or by the Adviser and will terminate automatically in the event of its assignment.

    The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to
 .75% and .25%, respectively, of average annual net assets.

TRANSFER AGENT AND DISTRIBUTOR

    Alliance Fund Services, Inc. P.O. Box 1520, Secaucus, NJ
07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

    The Fund, on behalf of each Portfolio, may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    Shareholders maintaining Portfolio accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Portfolio itself so that the institutions may properly process such orders prior to their transmittal to The Bank of New York ("BONY"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Portfolio's distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Portfolio shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

    Orders for the purchase of Portfolio shares become effective at the next transaction time after Federal funds or bank wire monies become available to BONY for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at BONY by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System following receipt. Checks drawn on banks which are not members of the Federal Reserve

System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. To avoid unnecessary expense to a Portfolio and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund, on behalf of each Portfolio, reserves the right to reject any purchase order.

    A "business day," during which purchases and redemptions of Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by each Portfolio at such time and the income earned.

_______________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

    All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that

Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

    The valuation of each Portfolio's securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include review of each Portfolio's holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. Eastern time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

FEDERAL INCOME TAX CONSIDERATIONS

    Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

    Shareholders generally are not subject to Federal income tax with respect to distributions out of tax-exempt interest income earned by the General Municipal Portfolio of the Fund. See, however, "Alternative Minimum Tax" above.

    Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain the Fund's net asset value at $1.00 per share.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Sections 147(a) of the Code) should consult their tax advisers before purchasing shares of the General Municipal Portfolio.

    Substantially all of the dividends paid by the General Municipal Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

    Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholdings.

STATE INCOME TAX CONSIDERATIONS

    PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and the Government Portfolio may be subject to state and local taxes on distributions from the Prime Portfolio and Government Portfolio. The laws of some states may exempt from some taxes dividends from the Prime Portfolio or the Government Portfolio to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

    GENERAL MUNICIPAL PORTFOLIO. Shareholders of the General Municipal Portfolio may be subject to state and local taxes on distributions from the General Municipal Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Municipal Portfolio in his particular state and locality.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

    PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for securities transactions for each Portfolio. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

    The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with each Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's affiliate, Donaldson, Lufkin & Jenrette, Inc., or any subsidiary or affiliate of the parent. The Portfolios paid no brokerage commissions for fiscal years 1999, 1998 and 1997.

    CAPITALIZATION. All shares of each Portfolio, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series for the election of Trustees and on any other matter affecting the Fund. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

    As of March 13, 2000, there were 1,378,844,841 shares of beneficial interest of the Fund outstanding. Of this amount 1,213,086,054 were for the Prime Portfolio; 83,705,606 were for the Government Portfolio and 82,053,181 were for the General Municipal Portfolio. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of March 13, 2000.

                                                        % of
Name and Address                   No. of Shares     Portfolio

Prime Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy, UT  84070-4267              1,213,003,188      99.99%

Government Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy UT  84070-4267               82,737,425         98.84%

General Municipal Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy, UT  84070-4267              73,907,926         90.07

Wayne Hummer-Omnibus
300 S. Wacker Dr. suite 1500
Chicago, IL  60606-6607            8,082,527          9.85

    SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Portfolio. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Portfolios for all loss and expense of any shareholder of a Portfolio held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations. In the review of the Adviser, such risk is not material.

    LEGAL MATTERS. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

    ACCOUNTANTS. An opinion relating to each Portfolio's financial statements is given herein by PricewaterhouseCoopers LLP, New York, New York, independent accountants for the Fund at the time of the opinion. Currently, the independent auditors for the Fund are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York.

    YIELD QUOTATIONS AND PERFORMANCE INFORMATION. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund.
These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

    Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

    The Prime Portfolio's yield for the seven-day period ended November 30, 1999 was 4.70% which is the equivalent of a 4.82% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.59%, equivalent to an effective yield of 4.71%. The Government Portfolio's yield for the seven-day period ended November 30, 1999 was 4.58% which is the equivalent of a 4.69% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.24%, equivalent to an effective yield of 4.35%. The General Municipal Portfolio's yield for the seven-day period ended November 30, 1999 was 2.95% which is the equivalent of a 2.99% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 2.58%, equivalent to an effective yield of 2.62%.

    Depending on an investor's tax bracket, an individual investor may earn a substantially higher after-tax return from the General Municipal Portfolio than from comparable investments whose income is taxable. For example, for an investor subject to the top 1999 Federal personal income tax rate, the 2.95% tax-exempt yield of the General Municipal Portfolio for the seven-day period ended November 30, 1999 was equivalent to a taxable yield of 4.88% and the effective yield of 2.99% for such period was equivalent to a taxable yield of 4.95%.

    In this example it is assumed that an investor can fully deduct the state and local income taxes for Federal income tax purposes and that the investor is not subject to federal or state alternative minimum taxes. Taxable equivalent yield is computed by dividing that portion of the yield of the Portfolio that is tax exempt (assumed for purposes of the example to be the entire yield of 5%) by one minus the applicable marginal income tax rate (39.6% in the case of the General Municipal Portfolio) and adding the quotient to that portion, if any, of the yield of the General Municipal Portfolio that is not tax-exempt.

    From time to time the General Municipal Portfolio may advertise hypothetical tax equivalent yields in advertising. These will be used for illustrative purposes only and not as representative of the General Municipal Portfolio's past or future performance.

    PERIODIC DISTRIBUTION PLANS. Without affecting shareholders' right of using any of the methods of redemption described above, by checking the appropriate boxes on the Application Form shareholders may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan shareholders receive monthly payments of all the income earned in his or her Portfolio account, with payments forwarded shortly after the close of the month. Under the Systematic Withdrawal Plan, shareholders may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, shareholders can order, via signature-guaranteed letter to the Portfolio, such periodic payments to be sent to another person.

    REPORTS. You will receive semi-annual and annual reports of the Portfolio(s) in which you are a shareholder as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

    ADDITIONAL INFORMATION.  THIS STATEMENT OF ADDITIONAL
INFORMATION DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE

REGISTRATION STATEMENT FILED BY THE FUND WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933. COPIES OF THE REGISTRATION STATEMENT MAY BE OBTAINED AT A REASONABLE CHARGE FROM THE COMMISSION OR MAY BE EXAMINED, WITHOUT CHARGE, AT THE COMMISSION'S OFFICES IN WASHINGTON, D.C.

______________________________________________________________

                           APPENDIX A

               DESCRIPTION OF MUNICIPAL SECURITIES
_______________________________________________________________

    MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less.
They include the following:

    1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

    2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

    4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

    6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

    MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

    1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    2. REVENUE BONDS generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    3. INDUSTRIAL DEVELOPMENT BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

_______________________________________________________________

                           APPENDIX B

                DESCRIPTION OF SECURITIES RATINGS
_______________________________________________________________

Municipal and Corporate
BONDS AND MUNICIPAL LOANS

    The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

    The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

SHORT-TERM MUNICIPAL LOANS

    Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG1/VMIG-1 group.

    Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short- term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

    "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.






















                               B-2
00250217.AN3